Prospectus Supplement Supplement dated May 18, 2018
AC Alternatives Income Fund
(Prospectus dated March 1, 2018 (as revised March 16, 2018))

Emerging Markets Fund ■ Emerging Markets Small Cap Fund ■ Focused International Growth Fund
Global Growth Fund ■ Global Small Cap Fund ■ International Discovery Fund ■ International Growth Fund International Opportunities Fund ■ International Value Fund ■ Multi-Asset Income Fund
Strategic Allocation: Aggressive Fund ■ Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund
(Prospectuses dated April 1, 2018)

AC Alternatives Long Short Fund ■ Global Real Estate Fund ■ Real Estate Fund ■ All Cap Growth Fund Growth Fund ■ Heritage Fund ■ Select Fund ■ Small Cap Growth Fund ■ Sustainable Equity Fund
Ultra Fund ■ Emerging Markets Debt Fund ■ Global Bond Fund ■ International Bond Fund
(Prospectuses dated March 1, 2018)

California High-Yield Municipal Fund ■ California Intermediate-Term Tax-Free Bond Fund
(Prospectuses dated January 1, 2018)

One Choice© In Retirement Portfolio ■ One Choice© 2020 Portfolio ■ One Choice© 2025 Portfolio
One Choice© 2030 Portfolio ■ One Choice© 2035 Portfolio ■ One Choice© 2040 Portfolio
One Choice© 2045 Portfolio ■ One Choice© 2050 Portfolio ■ One Choice© 2055 Portfolio
One Choice© 2060 Portfolio
(Prospectus dated December 1, 2017)

AC Alternatives Disciplined Long Short Fund ■ AC Alternatives Equity Market Neutral Fund
Core Equity Plus Fund ■ Disciplined Growth Fund ■ Equity Growth Fund ■ Global Gold Fund
Income & Growth Fund ■ International Core Equity Fund ■ Multi-Asset Real Return Fund
Small Company Fund
(Prospectuses dated November 1, 2017)

High-Yield Municipal Fund ■ Intermediate-Term Tax-Free Bond Fund
(Prospectuses dated October 1, 2017)

AC Alternatives Market Neutral Value Fund ■ Equity Income Fund ■ Large Company Value Fund
Mid Cap Value Fund ■ Small Cap Value Fund ■ Value Fund
(Prospectuses dated July 31, 2017)

Ginnie Mae Fund ■ Government Bond Fund ■ Inflation-Adjusted Bond Fund
Short-Term Government Fund ■ Core Plus Fund ■ Diversified Bond Fund ■ High-Yield Fund
Prime Money Market Fund ■ Short Duration Fund ■ Short Duration Inflation Protection Bond Fund
Short Duration Strategic Income Fund ■ Strategic Income Fund ■ U.S. Government Money Market Fund
(Prospectuses dated July 28, 2017)

Beginning on August 1, 2018 and except as otherwise noted, C Class shares will automatically convert to A Class shares after being held for 10 years.  The automatic conversion will be executed in the month following the 10-year anniversary of the purchase date for such C Class shares without any sales charge, fee or other charges.  After the conversion takes place, the shares will be subject to all features and expenses of A Class shares.  The conversion from C Class shares to A Class shares is not considered a taxable event for Federal income tax purposes.

The following is added to the end of Appendix A in the prospectuses.
Sales Charge Reductions and Waivers Available through Ameriprise Financial
The following information applies to A Class shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial.
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an advisory or similar share class for such investment advisory program is not available).

•
Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the American Century Investments family of mutual funds).

•
Shares exchanged from C Class shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of C Class shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the American Century Investments family of mutual funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Sales Charge Reductions and Waivers available through Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the American Century Investments family of mutual funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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